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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
AML COMMUNICATIONS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of Annual Meeting of Stockholders
to be held September 2, 2004

Dear Stockholder:

        You are cordially invited to attend the 2004 Annual Meeting of Stockholders of AML Communications, Inc., which will be held on Thursday, September 2, 2004, at 10:00 a.m. at the office of the Company, 1000 Avenida Acaso, Camarillo, California 93012.

        At the Annual Meeting, stockholders will be asked to consider the following proposals:

  1.
  To elect 6 directors as described in the accompanying Proxy Statement to hold office until the 2005 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

  2.
  To confirm the selection of Singer Lewak Greenbaum & Goldstein as our independent accountant for the fiscal year ending March 31, 2005.

  3.
  To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

        The Board of Directors has fixed the close of business on July 23, 2004 as the Record Date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only stockholders of record as of the Record Date are entitled to such notice and to vote at the Annual Meeting.

        All of the Company's stockholders are invited to attend the Annual Meeting. YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE PRE-ADDRESSED ENVELOPE PROVIDED WITH THIS NOTICE. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON, EVEN IF YOU SEND IN YOUR PROXY TO THE MEETING.

By Order of the Board of Directors,
Edwin J. McAvoy Secretary
Camarillo, California July 29, 2004

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

The proxy statement and form of proxy are dated July 29, 2004 and are first being mailed to stockholders on or about August 1, 2004.

        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of AML Communications, Inc. (the "Company" or "AML") of proxies for use at the 2004 Annual Meeting of Stockholders of AML Communications, Inc. (the "Annual Meeting") to be held on Thursday, September 2, 2004, at 10:00 a.m. at the office of the Company, 1000 Avenida Acaso, Camarillo, California 93012 and at any adjournment(s) or postponement(s) thereof.

        We will only deliver one Proxy Statement and Annual Report to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We will promptly deliver a separate copy of this Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

AML Communications Inc.
Attn: Corporate Secretary
1000 Avenida Acaso
Camarillo, CA 93012
Telephone: (805) 388-1345

        If you are receiving multiple copies of our Proxy Statement and Annual Report and would like to receive only one copy, you may contact us at the above address or telephone number.

VOTING RIGHTS

        Stockholders of record as of the close of business on July 23, 2004 (the "Record Date") have the right to receive notice of and to vote at the Annual Meeting. On July 23, 2004, AML had issued and outstanding 9,954,692 shares of Common Stock, $.01 par value (the "Common Stock"), the only class of voting securities outstanding.

        Each stockholder of record as of the Record Date will be entitled to one vote for each share of Common Stock held as of the Record Date. The presence at the Annual Meeting in person or by proxy of a majority of the shares of Common Stock outstanding as of the Record Date will constitute a quorum for transacting business. Abstentions are counted for purposes of determining the presence of a quorum for the transaction of business. Directors are elected by a plurality of the votes cast in the election. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. The affirmative vote of the holders of a majority of the shares of Common Stock, present at the meeting in person or by proxy, is required to approve all other proposals brought before the meeting. Shares which abstain from voting as to these matters and shares held in "street name" by brokers or nominees who indicate on their proxy that they do not have discretionary authority to vote such shares as to these matters ("broker non-votes"), will not be counted as votes in favor of such matters. For purposes of determining whether the affirmative vote of a majority of shares present at the meeting and entitled to vote on a proposal has been obtained, abstentions will be included in, and broker non-votes will be excluded from, the number of shares present and entitled to vote. Accordingly, abstentions will have the effect of a vote

"against" the matter and broker non-votes will have the effect of reducing the number of affirmative votes required to achieve the majority vote.

PERSONS MAKING THE SOLICITATION

        The Proxy is solicited on behalf of the Board of Directors of the Company. The only solicitation materials to be sent to stockholders will be this Proxy Statement and the accompanying Proxy. The Board of Directors does not intend to use specially engaged employees or paid solicitors. The Board of Directors also intends to solicit Proxies held on behalf of stockholders by brokers, dealers, banks and voting trustees or their nominees. The Company will pay all reasonable expenses by such holders for mailing the solicitation material to the stockholders for whom they hold shares. All solicitation expenses are being paid by the Company.

TERMS OF THE PROXY

        The enclosed Proxy indicates the matters to be acted upon at the Annual Meeting and provides a box to be marked to indicate the manner in which the stockholder's shares are to be voted with respect to such matters. By appropriately marking the boxes, a stockholder may specify, with respect to the election of directors, whether the Proxy holder shall vote for or be without authority to vote on any or all candidates, and with respect to all other matters, whether the Proxy holder shall vote for or against or be without authority to vote on such matters.

        The Proxy also confers upon the holders thereof discretionary voting authority with respect to such other business as may properly come before the Annual Meeting.

        Where a stockholder has appropriately directed how the Proxy is to be voted, the shares will be voted in accordance with the stockholder's direction. In the absence of instructions, shares represented by valid Proxies will be voted for the six nominees for director and for the confirmation of SLGG as our independent accountant. If any other matters are properly presented at the Annual Meeting, the persons named in the Proxy will vote or refrain from voting in accordance with their best judgment. A Proxy may be revoked at any time prior to its exercise by giving written notice of the revocation thereof to the Corporate Secretary of the Company or by filing a duly executed Proxy bearing a later date. Stockholders may also vote in person if they attend the Annual Meeting even though they have executed and returned a Proxy.

        The Company's principal executive offices are located at 1000 Avenida Acaso, Camarillo, California 93012 and its phone number is (805) 388-1345.

PRINCIPAL STOCKHOLDERS

        The following table sets forth certain information with respect to the beneficial ownership of the Common Stock of the Company as of July 23, 2004, by (i) each person known to the Company to own beneficially more than 5% of the outstanding Common Stock, (ii) each Director of the Company, (iii) the Chief Executive Officer and the two most highly compensated officers (collectively, the "Named Executive Officers") and (iv) all Directors and executive officers as a group. Except as otherwise noted, each named beneficial owner has sole voting and investment power with respect to the shares owned.

Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock		Percent of Outstanding Common Stock(1)
Jacob Inbar(2)	1,768,959	(3)(4)	15.0%
Tiberiu Mazilu(2)	1,363,887	(5)(6)	11.6%
Edwin J. McAvoy(2)	668,888	(7)	5.7%
Richard W. Flatow(2)	157,054	(8)	1.3%
David A. Derby(2)	152,367	(9)	1.3%
Gerald M. Starek(2)	304,017	(10)	2.6%
All current executive officers and directors as a group (6 persons)(11)	4,415,172	(11)	37.5%

(1)
Applicable percentage of ownership is based on 9,954,692 shares of Common Stock outstanding as of July 23, 2004, together with applicable options for such stockholder exercisable within 60 days. Shares of Common Stock subject to options exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.

(2)
The address of such person is 1000 Avenida Acaso, Camarillo, California 93012.

(3)
All shares, other than option shares issuable pursuant to options, are held in the Inbar Trust U/A/D 3/13/90. Mr. Inbar and his wife, Catherine Inbar, are the trustees with shared voting power with respect to such shares.

(4)
Includes 465,208 shares issuable pursuant to options exercisable within 60 days.

(5)
Includes 272,545 shares owned by Dr. Mazilu's adult child, beneficial ownership of which is expressly disclaimed by Dr. Mazilu.

(6)
Includes 393,333 shares issuable pursuant to options exercisable within 60 days.

(7)
Includes 330,833 shares issuable pursuant to options exercisable within 60 days.

(8)
Includes 148,125 shares issuable pursuant to options exercisable within 60 days.

(9)
Includes 143,438 shares issuable pursuant to options exercisable within 60 days.

(10)
Includes 129,167 shares issuable pursuant to options exercisable within 60 days.

(11)
Shares of Common Stock subject to options exercisable within 60 days are deemed outstanding for computing the percentage ownership of all current executive officers and directors as a group.

Proposal No. 1

ELECTION OF DIRECTORS

        Six directors are to be elected at the Annual Meeting to hold office until the 2005 Annual Meeting of Stockholders and until their successors have been elected and qualified. Each Proxy, unless otherwise specified, will be voted for the election to the Board of Directors of the nominees set forth below. The Directors shall be elected by a plurality of the votes of shares present in person or represented by proxy at the meeting.

        In the event that a nominee for director listed below should become unavailable for election for any reason, the persons named in the accompanying Proxy have the right to use their discretion to vote for such other person as may be determined by the holders of such proxies. To the best of the Company's knowledge, the nominees are and will be available to serve.

        The following table sets forth the names and ages of the nominees, the year each nominee was first elected as a director, and the positions each nominee holds with the Company.

Nominees for term expiring in 2005:

Name	Age	Positions	Director Since
Tiberiu Mazilu, Ph.D.	58	Vice President of Engineering and Director	2001
Richard W. Flatow	63	Director	1995
Edwin J. McAvoy	60	Vice President of Sales, Director, and Corporate Secretary	2001
David A. Derby	63	Director	1995
Jacob Inbar	55	Chairman of the Board Chief Executive Officer and President	1986
Gerald M. Starek	63	Director	1999

Background of the Nominees and Directors

        Jacob Inbar is a co-founder of the Company, has been a Director since its inception and has been the Company's Chairman of the Board of Directors since December 1995. Mr. Inbar has held the positions of President and Chief Executive Officer since February 2001 and previously held these positions from the Company's inception until February 1999. Mr. Inbar holds a B.S. in Electrical Engineering from Ben Gurion University, Israel and an M.B.A. from California Lutheran University.

        Tiberiu Mazilu, Ph.D. is a co-founder of the Company and has served as its Vice President of Engineering since February 2001 and as a Director since March 2001. Dr. Mazilu previously served as the Company's Technical Fellow from March 2000 until February 2001, as Vice President, Engineering from February 1999 to March 2000, as Vice President, Custom Products and Director from January 1987 to February 1999. Dr. Mazilu served as the Company's Chairman of the Board from January 1987 until September 1995. Dr. Mazilu holds a Ph.D. in Electrical Engineering, with a specialty in electromagnetics, from the University of California, Los Angeles.

        Edwin J. McAvoy is a co-founder of the Company and has served as its Vice President, Sales and Marketing and as a Director since March 2001. Mr. McAvoy previously served as the Company's Vice President, Sales and Marketing and as a Director from November 1986 until February 1999 and then as Director of Custom Programs from March 1999 to September 2000. Mr. McAvoy holds a B.S. degree in Applied Engineering from Technical College, Grimsby, England.

        David A. Derby has been a Director of the Company since December 1995, and has been a management consultant since September 2001. Mr. Derby has served as a Director of SYS (OTC: SYYS) since 2001and as Chairman since 2003. SYS provides technical and administrative services and software to government and industry. He also serves on the board of The Fellowship Center and the Corporate Directors Forum. Both companies are non-profit organizations in San Diego County. From May 1982 to September 2001, Mr. Derby was President, Chief Executive Officer and a Director of Datron Systems Incorporated (NASDAQ: DTSI), a manufacturer of radio and satellite communication systems and products. From April 1998 to September 2001, Mr. Derby was also the Chairman of the Board of Datron Systems Incorporated.

        Richard W. Flatow has been a Director of the Company since December 1995 and has been the President of RWF Enterprises, a management consulting firm, since 1994. From 1993 to 1994, Mr. Flatow was President and Chief Executive Officer of Futurekids, Inc., a franchiser of computer training for children. Previously, Mr. Flatow was a Managing Partner and Senior Consultant for Hankin & Co., a middle-market management consulting firm.

        Gerald M. Starek has been a Director of the Company since March 1999, and has served as a Director of Advanced Energy Industries, Inc. since 1998 (NASDAQ: AEIS). From 1993 to 1995, Mr. Starek served on the Board of Directors of Systems Chemistry, Inc., a privately held company that was purchased in 1995 by SubMicron Systems, Inc. Previously, Mr. Starek served as President, Chief Executive Officer and Chairman of the Silicon Valley Group, a supplier of automated wafer processing equipment for the semiconductor industry, which he founded in 1977.

        The Board of Directors recommends a vote FOR each of the nominees as a director.

Proposal No. 2

RATIFICATION OF INDEPENDENT ACCOUNTANT

        The Board of Directors requests that stockholders ratify its selection of Singer Lewak Greenbaum & Goldstein LLP as our independent accountant for the current fiscal year. If the stockholders do not ratify the selection of Singer Lewak Greenbaum & Goldstein LLP, the Audit Committee of the Board of Directors will select another firm of independent accountants. Representatives of Singer Lewak Greenbaum & Goldstein LLP will not be present at the meeting.

        The following table sets forth fees billed to us by Singer Lewak Greenbaum & Goldstein LLP during the fiscal years ended March 31, 2004 and March 31, 2003 for: (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements, (ii) services by our auditor that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as Audit Fees, (iii) services rendered in connection with tax compliance, tax advice and tax planning, and (iv) all other fees for services rendered. Included in "Audit Related Fees" for the fiscal year ended March 31, 2004 is $21,000 for audit services directly related to our acquisition of Microwave Power, Inc.

		March 31, 2004	March 31, 2003
(i)	Audit Fees	$45,951	$43,090
(ii)	Audit Related Fees	$24,788	$5,833
(iii)	Tax Fees	$—	$—
(iv)	All Other Fees	$2,260	$4,188

        The Board of Directors recommends a vote FOR the selection of Singer Lewak Greenbaum & Goldstein LLP as the Company's independent accountant for the 2005 fiscal year.

        The following table sets forth certain information regarding the compensation paid by the Company to the Named Executive Officers who received salary and bonuses in excess of $100,000 during the fiscal year ended March 31, 2004 as well as the previous two fiscal years, for all services rendered in all capacities to the Company.

SUMMARY COMPENSATION TABLE

		Annual Compensation(1)
Name and Principal Position	Fiscal Year	Salary(2)		Long Term Compensation Awards Securities Underlying Options
Jacob Inbar, Chairman, President and Chief Executive Officer	2004 2003 2002	$70,000 50,000 75,000	(3)	25,000 30,000 302,500	(5)
Tiberiu Mazilu, Ph.D., Vice President Engineering	2004 2003 2002	66,000 50,000 60,000	(4)	20,000 30,000 250,000	(5)
Edwin J. McAvoy, Vice President Sales	2004 2003 2002	66,000 50,000 30,000	(4)	20,000 60,000 250,000	(5)

(1)
Other than salary, bonus and the other compensation described herein, the Company did not pay any Named Executive Officer any compensation, including incidental personal benefits, in excess of 10% of such Named Executive Officer's salary.

(2)
Salary includes amounts deferred pursuant to the Company's 401(k) plan. The amounts shown include proceeds from the execution and sale of Incentive Stock Options.

(3)
The salary for Jacob Inbar was increased to $120,000 on May 3, 2004.

(4)
The salaries for Tiberiu Mazilu and Edwin McAvoy were increased to $100,000 on May 3, 2004.

(5)
Options issued during the fiscal year ended March 31, 2004 are non-vested options.

Option Grants in Last Fiscal Year

        The following table sets forth certain information concerning grants of options to each of the Company's Named Executive Officers during the fiscal year ended March 31, 2004.

Option Grants During Fiscal 2004

Name	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in Fiscal Year(1)	Exercise Price ($/Share)	Expiration Date(2)
Jacob Inbar	25,000	11.9%	$0.67	10/28/2013
Tiberiu Mazilu	20,000	9.5	0.67	10/28/2013
Edwin J. McAvoy	20,000	9.5	0.67	10/28/2013

(1)
Options to purchase an aggregate of 210,300 shares of Common Stock were granted to employees, including the Named Executive Officers, during the fiscal year ending March 31, 2004, with exercise prices ranging from $0.20 to $1.52 per share, in each case the fair market value of the Common Stock on the date of grant. All such options are subject to vesting under one of three different schedules. The three schedules are (a) over a one year period, with 50% vested upon issuance of the option, 25% six months from option issuance, and 25% twelve months from option issuance; (b) over a three-year period, with 33.3% of the options exercisable on each successive anniversary of the date of the grant; (c) over a four-year period, with 25% of the options exercisable on each successive anniversary of the date of grant.

(2)
Options granted have a term of 5 or 10 years, subject to earlier termination in certain events related to termination of employment.

Option Exercises and Fiscal Year-End Option Values

        The following table sets forth certain information with respect to the unexercised options to purchase Common Stock held by each of the Named Executive Officers as of March 31, 2004:

Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options/SARs at FY end (#)				Value of Unexercised In-the Money Options/SARs at FY end ($)(2)
	Shares Acquired on Exercise	Value Realized(1)
			Exercisable		Unexercisable		Exercisable	Unexercisable
Jacob Inbar	—	—	465,208	-(3)	55,625	-(3)	$299,759	$29,244
Tiberiu Mazilu	—	—	393,333	-(4)	45,000	-(4)	$245,100	$23,100
Edwin J. McAvoy	—	—	330,833	-(4)	45,000	-(4)	$245,100	$23,100

(1)
Market value of the Company's Common Stock at the exercise date minus the exercise price.

(2)
Fair market value of the Common Stock as of March 31, 2004 represents the closing trading price of the Common Stock on such date ($ 1.60 per share) minus the exercise price.

(3)
Represents options granted in July 2000, May 2001, and September 2001, March 2003, October 2003, and June 2004.

(4)
Represents options granted in May 2001, March 2003, October 2003, and June 2004.

Compensation of Directors

        Directors who are also officers of the Company receive no additional compensation for their services as directors. For fiscal 2004, each non-employee director waived his annual retainer and meeting fees in exchange for an option to purchase 7,500 shares of Common Stock at a price of $0.67 per share. In addition, under the terms of the Company's Fourth Amended and Restated 1995 Stock Incentive Plan, each non-employee director may receive discretionary awards of shares of Common Stock subject to the terms of the Plan. Non-employee directors are not eligible to be considered for the grant of Incentive Stock Options. No non-employee director may be granted Options in excess of 50,000 shares of Common Stock during any one calendar year. For fiscal 2005, each of the non-employee directors will receive an annual retainer of $14,400 for serving on the Board, plus out-of-pocket expenses.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In December 2001, we executed a promissory note with a principal value of $50,000 in favor of Mr. Tiberiu Mazilu, Ph.D., an officer and director of the Company. The terms of the note call for quarterly interest payments to Dr. Mazilu commencing on September 30, 2002, with the interest payment calculated quarterly based on the prime interest rate plus 1.25%. The principal amount of the note is due on January 2, 2005 but would become due and payable by the Company immediately upon the consolidation or merger of the Company with another entity, the death of Dr. Mazilu, or the Company's termination of Dr. Mazilu's employment with the Company.

        In July 2003 the Company raised $245,000 ($100,000 of which was a conversion from an advance received in June 2003) from current officers and directors and $43,000 from other investors in the form of notes payable with warrants attached. The funds were used for working capital. The promissory notes bear interest at the rate of 8% and have a two-year maturity. Warrants to purchase a total of 240,000 shares of our common stock were issued in connection with the funding. The per share exercise price of the warrants is $0.24. The warrants expire five years from the date of issuance.

BOARD OF DIRECTORS AND COMMITTEES

Committees of the Board

        The Board of Directors has delegated certain of its authority to a Compensation Committee and an Audit Committee. Both Committees are composed of Messrs. Flatow, Derby and Starek, with Mr. Flatow serving as chairman of the Compensation Committee and Mr. Derby serving as chairman of the Audit Committee. No member of either committee is a former or current officer or employee of the Company.

        The Compensation Committee reviews executive salaries and administers any bonus, incentive compensation and stock option plans of the Company, including the Company's Amended and Restated 1995 Stock Incentive Plan. In addition, the Compensation Committee consults with management of the Company regarding pension and other benefit plans, and compensation policies and practices of the Company.

        The Audit Committee reviews the professional services provided by the Company's independent auditors, the independence of such auditors from management of the Company, the annual financial statements of the Company and the Company's system of internal accounting controls. The Audit Committee also reviews such other matters with respect to the accounting, auditing and financial reporting practices and procedures of the Company as it may find appropriate or as may be brought to its attention. The report of the audit committee is attached as Exhibit A to this proxy statement. Our board of directors has adopted a written charter for the audit committee. A copy of the charter is attached as Exhibit B to this proxy statement.

        The Company does not have a nominating committee. Nominations for the election of directors are made by the full Board of Directors.

Board and Committee Attendance

        From April 1, 2003 through March 31, 2004, the end of the Company's fiscal year, the Board of Directors held nine meetings. No Director attended fewer than 75% of the aggregate of all meetings of the Board of Directors and the committees to which he was named. The Audit Committee held four meetings and the Compensation Committee held five meetings during the fiscal year.

Audit Committee Financial Expert

        Three board members, David Derby, Gerald Starek, and Richard Flatow, qualify as Audit Committee Financial Experts. An Audit Committee Financial Expert is defined as a person who has the following attributes:

  •
  An understanding of generally accepted accounting principles and financials statements;

  •
  The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

  •
  Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our financial statements, or experience actively supervising one or more persons engaged in such activities.

  Each of our Audit Committee Financial Experts is independent, as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.

COMMUNICATIONS WITH MEMBERS OF THE BOARD OF DIRECTORS

        The Board of Directors has not established a formal process for stockholders to send communications to its members. Any stockholder may send a communication to any member of the Board of Directors in care of our address below:

AML Communications Inc.
Attn: Corporate Secretary
1000 Avenida Acaso
Camarillo, CA 93012
Telephone: (805) 388-1345

        If a communication is sent to our address, we will forward any such communication to the Board member. If the stockholder would like the communication to be confidential, it should be so marked.

NOMINATIONS TO THE BOARD OF DIRECTORS

        Our Board of Directors acts as our nominating committee. We do not have a charter governing the manner in which individuals are nominated to the Board of Directors. Three of our six directors are "independent", as the term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.

        The Board of Directors, acting as a nominating committee, does not have a policy with regard to the consideration of any director candidates recommended by stockholders. The Board of Directors has made no determination as to whether or not such a policy should be adopted. The Board of Directors will consider candidates recommended by stockholders. Stockholders wishing to recommend a candidate for membership on the Board of Directors should submit to us the name of the individual and other pertinent information, including a short biography and contact information.

        We do not have specific minimum qualifications that a person must meet in order to serve on our Board of Directors. Because our Board is small, our goal is to achieve a balance among the members, so that the knowledge, experience and capabilities each brings to the group will complement the others. To this end, we seek nominees with the highest professional and personal ethics and values, an understanding of our business and industry and diversity of business experience and expertise, among other factors. Although none of our stockholders has submitted the name of a candidate for nomination as a director to us, the Board would not use different standards to evaluate such a nominee. To date, we have not paid any third parties to assist us in finding suitable candidates to serve as directors. All of our nominees are directors standing for re-election. Three of the directors standing for re-election are also our officers. Each nominee to our Board of Directors expressed a willingness to serve during the next fiscal year and, based on a review of his qualifications, each nominee was deemed to be a suitable candidate for nomination.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires directors, certain officers of the Company and persons holding more than 10% of the Company's Common Stock to file reports concerning their ownership of Common Stock by dates established under the Exchange Act and also requires that the Company disclose in the Proxy Statement any non-compliance with those requirements during the fiscal year ended March 31, 2004. Based solely upon a review of reports delivered to the Company for fiscal year 2004, all Section 16(a) filing requirements were satisfied.

STOCKHOLDER PROPOSALS

        No proposals have been submitted by stockholders for consideration at the Annual Meeting. Any proposal relating to a proper subject which an eligible stockholder of the Company may intend to present for action at the 2005 Annual Meeting of Stockholders must be received by April 5, 2005 to be considered for inclusion in the Company's Proxy Statement and form of Proxy relating to that meeting. The Board of Directors of the Company will review any proposals from eligible stockholders which it receives by that date and, with the advice of counsel, will determine whether any such proposal will be included in its 2005 proxy solicitation materials under applicable proxy rules of the Securities and Exchange Commission.

OTHER MATTERS

        The Company does not know of any business other than that described herein which will be presented for consideration or action by the stockholders at the Annual Meeting. If, however, any other business shall properly come before the Annual Meeting, shares represented by Proxies will be voted in accordance with the best judgment of the persons named therein or their substitutes.

ANNUAL REPORT

        The Company's 2004 Annual Report to Stockholders is being mailed to stockholders together with this Proxy Statement. Stockholders are referred to the report for financial and other information about the Company, but such report is not incorporated in this Proxy Statement and is not part of the proxy soliciting material.

FORM 10-KSB ANNUAL REPORT

        The Company will provide to any stockholder, without charge, a copy of its Annual Report on Form 10-KSB for the fiscal year ended March 31, 2004 including financial statements, filed with the SEC, upon the request of such stockholder. Requests should be directed to AML Communications, Inc., Attention: Investor Relations, 1000 Avenida Acaso, Camarillo, CA 93012.

By Order of the Board of Directors,
Edwin J. McAvoy Secretary
Camarillo, California July 29, 2004

EXHIBIT "A"

AUDIT COMMITTEE REPORT

        The following information shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that the Company specifically incorporates this report by reference, and shall not otherwise be deemed filed under such Acts or regulations thereunder.

June 29, 2004

        The audit committee reviews the Company's financial reporting process on behalf of the AML's board of directors. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent auditors are responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles.

        In this context, the audit committee has reviewed and discussed with management and the independent auditors the audited financial statements. The audit committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the audit committee has received from the independent auditors the written disclosures required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from AML Communications, Inc., and its management. The audit committee has also considered whether the independent auditors provision of other non-audit services to the Company is compatible with the auditor's independence.

        In reliance on the reviews and discussions referred to above, the audit committee recommended to the Company's board of directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended March 31, 2004.

Submitted by the AML Communications, Inc. Audit Committee
David A. Derby, Chairman
Richard W. Flatow
Gerald M. Starek

EXHIBIT "B"

AML Communications, Inc.
Audit Committee Charter

Purpose

        The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including over-viewing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements and the Company's legal compliance and ethics programs as established by management and the Board.

        In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

        The Committee shall review the adequacy of this Charter on an annual basis.

Membership

        The Committee shall be comprised of not less than three non-employee members of the Board elected for a one-year term. A chairman shall be designated by the Board. The Committee's composition will meet the requirements of the Audit Committee Policy of the Nasdaq National Market.

        Accordingly, all of the members will be directors who:

  •
  Have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

  •
  Are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise.

Key Responsibilities

        The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the independent auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management including any internal audit staff, as well as the outside auditors, have more time, knowledge and more detailed information about the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

        The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

  •
  Review and discuss with management and the independent auditors the audited financial statements to be included in the Company's Annual Report on Form 10-KSB (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-KSB), and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61 as amended.

  •
  Review with management and the independent auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61 as amended; this review will occur prior to the Company's filing of the Form 10-QSB.

  •
  Discuss with management and the independent auditors the quality and adequacy of the Company's internal controls.

  •
  With respect to the independence of the independent auditors, the Committee shall:

    — Request from the independent auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1; and

    — Discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor's independence; and

    — Recommend that the Board take appropriate action to oversee the independence of the independent auditor.

  •
  The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the independent auditor and shall review the intended scope of the annual audit being applied by the independent auditors and the fees charged by the independent auditors.

  •
  Review adequacy and performance of the finance function.

Minutes

        Minutes will be kept of each meeting of the Audit Committee and will be provided to each member of the Board. Any action of the Audit Committee shall be subject to revision by the Board of Directors.

AML COMMUNICATIONS, INC.
1000 Avenida Acaso
Camarillo, CA 93012
PROXY FOR THE 2004 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
SEPTEMBER 2, 2004
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement for the 2004 Annual Meeting of Stockholders, revokes all prior proxies, and hereby appoints Jacob Inbar and Edwin J. McAvoy, and each of them acting alone, as attorneys, agents and proxies of the undersigned, each with the power to appoint and substitute, and hereby authorizes each of them to represent and to vote as designated on the reverse side, all the shares of Common Stock of AML Communications, Inc. (the "Company") held of record by the undersigned on July 23, 2004 at the 2004 Annual Meeting of Stockholders to be held on September 2, 2004 and at any postponements or adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS INDICATED; HOWEVER, IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEE(S) FOR DIRECTOR LISTED AND IN THE DISCRETION OF THE PROXIES ON ALL SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE 2004 ANNUAL MEETING OF STOCKHOLDERS.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

AML COMMUNICATIONS, INC.

September 2, 2004

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Election of six (6) Directors:
NOMINEES:
☐	FOR ALL NOMINEES	O O	Jacob Inbar David Derby
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	O O	Richard Flatow Tiberiu Mazilu, Ph.D.
☐	FOR ALL EXCEPT (See instructions below)	O O	Edwin J. McAvoy Gerald M. Starek
INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: •
		FOR	AGAINST	ABSTAIN
2.	Ratification of Independent Accountant Singer Lewak Greenbaum & Goldstein LLP:	☐	☐	☐
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEE(S) LISTED.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐
Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

QuickLinks

Notice of Annual Meeting of Stockholders to be held September 2, 2004
PROXY STATEMENT ANNUAL MEETING OF STOCKHOLDERS
VOTING RIGHTS
PERSONS MAKING THE SOLICITATION
TERMS OF THE PROXY
PRINCIPAL STOCKHOLDERS
Proposal No. 1 ELECTION OF DIRECTORS
Proposal No. 2 RATIFICATION OF INDEPENDENT ACCOUNTANT
SUMMARY COMPENSATION TABLE
Option Grants During Fiscal 2004
Fiscal Year-End Option Values
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
BOARD OF DIRECTORS AND COMMITTEES
COMMUNICATIONS WITH MEMBERS OF THE BOARD OF DIRECTORS
NOMINATIONS TO THE BOARD OF DIRECTORS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCKHOLDER PROPOSALS
OTHER MATTERS
ANNUAL REPORT
FORM 10-KSB ANNUAL REPORT
AUDIT COMMITTEE REPORT
AML Communications, Inc. Audit Committee Charter
AML COMMUNICATIONS, INC. 1000 Avenida Acaso Camarillo, CA 93012 PROXY FOR THE 2004 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 2, 2004 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS